Exhibit 99.47

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-C

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 2/15/2005


Blended Coupon 6.8504%


Excess Protection Level
3 Month Average   4.86%
July, 2000   6.03%
June, 2000   4.86%
May, 2000   3.69%


Cash Yield19.22%


Investor Charge Offs 4.57%


Base Rate 8.62%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$1,500,000,000.00


Seller Participation Amount$6,529,119,458.18